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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                      MARCH 24, 2004
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Date of earliest event reported:                MARCH 23, 2004
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                             PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                               000-31230                06-1215192
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                           77002
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code       (713) 570-3200
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 23, 2004, Pioneer Companies, Inc., a Delaware corporation, issued a press release announcing that it had determined not to resume chlor-alkali production at its plant in Tacoma, Washington. Filed herewith is such press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

            Exhibit number         Description
            --------------         -----------

                 99.1              Press Release of March 23, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PIONEER COMPANIES, INC.


                                           By: /s/ Kent R. Stephenson
                                               ---------------------------------
                                               Kent R. Stephenson
                                               Vice President, Secretary and
                                               General Counsel



Dated: March 24, 2004


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                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

            99.1               Press Release of March 23, 2004